System1, Inc. Unaudited Statements of Operations (in thousands) QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Revenue 61,561 78,116 74,513 75,594 88,832 94,581 84,917 214,189 152,628 343,925 268,330 179,498 Operating cost and expenses: Cost of revenues 38,818 50,213 46,077 43,777 63,999 68,507 66,319 135,108 96,290 242,602 198,825 134,826 Salaries, commissions, and benefits 21,354 26,297 24,988 25,915 29,177 33,937 24,483 72,639 51,285 113,512 87,597 58,420 Selling, general, and administrative 16,953 17,510 16,574 17,806 17,472 21,223 19,911 51,038 34,085 76,411 58,606 41,134 Total operating costs and expenses 77,125 94,020 87,639 87,498 110,648 123,667 110,712 258,785 181,659 432,525 345,028 234,379 Operating income (15,565) (15,904) (13,127) (11,903) (21,816) (29,086) (25,795) (44,596) (29,031) (88,601) (76,698) (54,881) - - Loss (gain) on fair value of warrants (71) 68 32 (915) 281 (1,501) (251) 29 100 (2,386) (1,471) (1,752) Loss on extinguishment of related-party debt - - - - - (433) (19,676) - - (20,109) (20,109) (20,109) Interest expense 7,052 7,116 7,085 7,764 7,957 7,871 7,970 21,253 14,201 31,562 23,799 15,841 Income (loss) from continuing operations before income tax (22,547) (23,087) (20,244) (18,752) (30,054) (35,023) (13,839) (65,878) (43,331) (97,668) (78,916) (48,862) Income tax expense (543) (1,547) (387) (729) 585 (178) (48) (2,477) (1,934) (370) 359 (226) Net income (loss) from continuing operations (22,004) (21,540) (19,857) (18,023) (30,639) (34,845) (13,791) (63,400) (41,397) (97,298) (79,275) (48,636) Net Income (Loss) Attributable to Noncontrolling Interest (3,487) (4,079) (3,973) (3,862) (7,037) (8,472) (3,254) (11,539) (8,052) (22,625) (18,763) (11,726) Net income (18,517) (17,461) (15,884) (14,161) (23,602) (26,373) (10,537) (51,861) (33,345) (74,673) (60,512) (36,910) Deprecation and amortization expense in Cost of revenues and Selling, general, and administrative: Cost of Revenues - D&A 13,343 13,091 13,050 12,884 12,828 12,709 12,620 39,484 26,141 51,041 38,157 25,329 SG&A - D&A 7,446 7,475 7,427 7,348 7,300 7,234 7,183 22,348 14,902 29,065 21,717 14,418 Total Depreciation & Amortization 20,789 20,566 20,477 20,232 20,128 19,943 19,804 61,832 41,042 80,107 59,875 39,747

System1, Inc Non-GAAP Financials (in thousands) QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Net income (loss) from continuing operations (22,004)$ (21,540)$ (19,857)$ (18,023)$ (30,639)$ (34,845)$ (13,791)$ (63,401)$ (41,397)$ (97,298)$ (79,275)$ (48,636)$ Income tax expense (543) (1,547) (387) (729) 585 (178) (48) (2,477) (1,934) (370) 359 (226) Interest expense 7,052 7,116 7,085 7,764 7,957 7,871 7,970 21,253 14,201 31,562 23,799 15,841 Depreciation & amortization 20,789 20,566 20,477 20,232 20,128 19,943 19,804 61,832 41,042 80,107 59,875 39,747 Other income/expense (1) (209) 246 (39) (111) 127 (36) (97) (2) 207 (117) (6) (133) Stock-based compensation and distributions to Members (2) 2,833 4,542 2,651 4,567 3,783 3,442 3,971 10,025 7,193 15,763 11,197 7,413 Revaluation of non-cash warrant liability (71) 68 32 (915) 281 (1,501) (251) 29 100 (2,386) (1,471) (1,752) Loss on Extinguishment of related-party debt - - - - - (433) (19,676) - - (20,109) (20,109) (20,109) Costs related to acquisitions/business combinations 955 715 1,034 3,028 7,441 11,854 2,244 2,704 1,749 24,567 21,539 14,098 Other costs, including restructuring and legal settlements 1,079 1,557 1,091 2,067 683 3,810 297 3,727 2,648 6,857 4,790 4,107 Adjusted EBITDA 9,882$ 11,722$ 12,085$ 17,880$ 10,346$ 9,927$ 423$ 33,689$ 23,807$ 38,577$ 20,697$ 10,350$ (1) Non-cash adjustments related to foreign exchange and asset disposals (2) Comprised of distributions to equity holders and non-cash stock-based compensation

System1, Inc Non-Financial Metrcis (In thousands except ratios) QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Marketing Platform Revenue (1) 100,612$ 134,559$ 107,717$ 119,989$ 130,162$ 143,819$ 126,800$ 342,888$ 242,275$ 520,770$ 400,781$ 270,619$ GAAP Revenue 39,064$ 54,143$ 52,250$ 48,520$ 68,083$ 76,654$ 70,131$ 145,457$ 106,392$ 263,388$ 214,868$ 146,785$ Traffic Acquisition Cost (TAC) (2) 83,965$ 114,925$ 85,930$ 99,187$ 110,770$ 120,197$ 107,143$ 284,820$ 200,855$ 437,298$ 338,111$ 227,340$ Return on TAC (3) 120% 117% 125% 121% 118% 120% 118% 120% 121% 119% 119% 119% Products GAAP Revenue 22,496$ 23,973$ 22,263$ 27,074$ 20,749$ 17,927$ 14,787$ 68,732$ 46,236$ 80,536$ 53,462$ 32,713$ Sessions (4) 584,651 522,452 475,741 520,015 473,428 464,929 435,850 1,582,844 998,193 1,894,221 1,374,206 900,779 RPS (5) $0.04 $0.05 $0.05 $0.05 $0.04 $0.04 $0.03 $0.04 $0.05 $0.04 $0.04 $0.04 (1) Platform revenue is the revenue paid to the Company by its advertising partners before payments are made to Network partners (2) Traffic Acquisition Cost is defined as Advertising Spend + Agency Fees + Network Partner Rev Share. Advertising spend is the amount of advertising that is spent to acquire traffic. Agency fees are the amount of costs for agencies acquiring traffic to Owned & Operated websites (3) Return on TAC is defined as Marketing Platform Revenue divided by Traffic Acquisition Costs (4) Sessions are the total number of monetizable user visits to Products websites (5) RPS is GAAP Revenue divided by Sessions